UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hines Real Estate Investment Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On September 16, 2016, in connection with the mailing of the definitive proxy statement of Hines Real Estate Investment Trust, Inc. (the “Company”) and the solicitation of proxies with respect to the proposals set forth in the definitive proxy statement, the following telephone solicitation script was prepared for use by the Company’s proxy solicitor with stockholders of the Company at the time of the mailing of the definitive proxy statement.

Alliance Advisors Call Scripts for Hines REIT Proxy Solicitation

Inbound Calls
Inbound Greeting
Thank you for calling Alliance Advisors about Hines Real Estate Investment Trust, Inc. - Hines REIT. My name is <Agent Name>. Are you calling to vote your shares for the scheduled meeting of stockholders on November 7, 2016 as outlined in the proxy materials that were sent to you?
(If “Yes,” see “Voting” script below)
(If “No,” see “If unsure of voting or does not want to vote along with the recommendation of the Board” script below)

Voting
Your board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?(If “No,” see “If unsure of voting or does not want to vote along with the recommendation of the Board” script below)
If “Yes,” use the following script:

Thank you, I am recording your <for, against, abstain> vote.
Thank you. If you have any questions, please contact us at this toll free number 888-693-8683-that’s 888-693-8683.

If unsure of voting or does not want to vote along with the recommendation of the Board
Would you like me to review the proposals with you?
(If “Yes,” reference the “Proxy Voting Information Script”, below).
After review of “Proxy Voting Information Script” below, ask them:
Would you like to vote now over the phone?
(If “Yes,” see “Voting” script above)
If “No,” use the following script:

That’s fine. If you have further questions regarding the proxy materials or the annual meeting of stockholders, please call Hines REIT Investor Relations at 888-220-6121 to discuss them. Please be aware that as a Hines REIT stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via telephone or online at www.cesvote.com. Thank you and have a good <day, evening, night>.

Outbound Calls
General Outbound Greeting
Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?
Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling with respect to your current investment with Hines Real Estate Investment Trust, Inc. - Hines REIT to confirm you have received the proxy materials for the annual meeting of stockholders scheduled for November 7, 2016. Have you received the proxy materials?
(If “Yes,” see “Voting” script below)
(If “No,” see “If didn’t receive materials, wants material to be re-mailed” script below)

Near Meeting Date Outbound Greeting
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?
Hello Mr./Ms.<last name>. My name is <agent name>. I’m calling with respect to your current investment with Hines Real Estate Investment Trust, Inc. - Hines REIT to confirm you have received the proxy materials for the annual meeting of stockholders scheduled in just a few days on November 7, 2016. Have you received proxy materials?
(If “Yes,” see “Voting” script below)
(If “No,” see “If didn’t receive materials, wants material to be re-mailed” script below)

Outbound Greeting After Adjournment
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?
Hi Mr. /Ms. <last name>, my name is <Agent Name> calling in regard to Hines Real Estate Investment Trust, Inc. - Hines REIT. Due to the lack of stockholder participation, the annual meeting of stockholders has been adjourned to <date/time>. Have you received proxy materials?
(If “Yes,” see “Voting” script below)
(If “No,” see “If didn’t receive materials, wants material to be re-mailed” script below)

Voting
Your board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?
 (If “No,” see “If unsure of voting or does not want to vote along with the recommendation of the Board” script below)

If “Yes,” use the following script:
Thank you, I am recording your <for, against, abstain> vote.
Thank you. If you have any questions, please contact us at this toll free number 888-693-8683-that’s 888-693-8683.
Mr./Ms. <Stockholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If unsure of voting or does not want to vote along with the recommendation of the Board
Would you like me to review the proposals with you?
(If “Yes,” see “Proxy Voting Information Script” below and then ask the question below)(If “No,” then ask the question below)
Would you like to vote now over the phone?
(If “Yes,” see “Voting” script above)
(If “No,” see “if not interested” script below)

If didn’t receive materials, wants materials to be re-mailed
I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response.
If stockholder says he or she wants you to review the proposals, then see the “Proxy Voting Information Script” below followed by the “Voting” script above.
If “No:”
That’s fine. Do you have an email or different mailing address the proxy materials can be sent to? <If yes, enter the email/mailing address in the notes and read it back phonetically to the stockholder.>
If “No,” confirm stockholder’s name and physical mailing address.
Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 888-693-8683-that’s 888-693-8683. You may also vote online at www.cesvote.com, or by mailing in your vote.
I appreciate your time. Have a good <day, evening, night>.

If not interested
I am sorry for the inconvenience. Please be aware that as a Hines REIT stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via telephone or online at www.cesvote.com. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Hines Real Estate Investment Trust, Inc. - Hines REIT. You should have received proxy material in the mail concerning the annual meeting of stockholders to be held on November 7, 2016.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 888-693-8683-that’s 888-693-8683, and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. You may also vote online at www.cesvote.com.  Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE
Hello, this is the Alliance Advisors Proxy Services Center calling with an important message on behalf of Hines Real Estate Investment Trust, Inc. - Hines REIT. You should have received proxy material in the mail concerning the annual meeting of stockholders to be held on November 7, 2016.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 888-693-8683-that’s 888-693-8683, and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. You may also vote online at www.cesvote.com. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING
Thank you for calling Alliance Advisors about your investment in Hines Real Estate Investment Trust, Inc. - Hines REIT. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE
Thank you for calling Alliance Advisors about your investment in Hines Real Estate Investment Trust, Inc. - Hines REIT. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

Proxy Voting Information Script
As a stockholder in Hines Real Estate Investment Trust, Inc. - Hines REIT, you are being asked to consider and vote upon proposals:

1)
To approve the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, pursuant to which the Company will sell all or substantially all of Hines REIT’s assets and be dissolved (the “Plan of Liquidation Proposal”).
2)
To approve the adjournment of the annual meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares represented in person or by proxy voting in favor of the approval of the Plan of Liquidation Proposal
3)
To elect five directors for one-year terms expiring at the 2017 annual meeting of stockholders and until the election and qualification of their successors or earlier if Hines REIT is liquidated and dissolved prior to the expiration of their terms.
4)
To ratify the appointment of Deloitte & Touche LLP as Hines REIT’s independent registered public accounting firm.

Additional Information:
This communication is being made in respect of the Company's proposed plan of liquidation and dissolution pursuant to which the Company will sell all or substantially all of the Company's properties and assets, including without limitation seven of the Company's properties located in California and Washington to BRE Hydra Property Owner LLC (the "West Coast Asset Sale"). The proposed plan of liquidation and dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed plan of liquidation and dissolution, including the West Coast Asset Sale, the Company has filed a definitive proxy statement with the SEC. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The definitive proxy statement has been mailed to the Company's stockholders. In addition, the proxy statement and other documents are available at no charge at the SEC's internet website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained at no charge at the Company's website, http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale. Information regarding the Company’s directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company’s directors and executive officers in the Plan of Liquidation and Dissolution may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.

Forward Looking Statements:
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected benefits of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, the estimated range of distributions, the expected timing and completion of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain required stockholder approvals required to consummate the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the satisfaction or waiver of other conditions to closing for the West Coast Asset Sale; unanticipated difficulties or expenditures relating to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; the response of tenants, business partners and competitors to the announcement of the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the Plan of Liquidation and Dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company’s existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this communication. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.